EXHIBIT 10
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                             PANNELL KERR FORSTER PC
                          Certified Public Accountants
                                75 Federal Street
                                Boston, MA 02110

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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To the Shareholders and the Board of Directors
of Pax World High Yield Fund, Inc.:

       We consent to the use in Post-Effective Amendment No. 4 to Registration Statement No. 333-82133 of Pax World High Yield Fund, Inc. on Form N-1A of our report dated January 17, 2003 which is incorporated by reference in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us on the back page of the Prospectus and under the heading "Investment Advisory and Other Services - Independent Accountants" in the Statement of Additional Information.


                                       /s/  PANNELL KERR FORSTER PC



Boston, Massachusetts
May 15, 2003